UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 7, 2015 (October 3, 2015)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(949) 864-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(ii))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 7, 2015, Pacific Premier Bancorp, Inc. (the “Company”) issued a press release announcing that Ms. Cora M. Tellez was appointed as a member of the boards of directors of the Company and the Company’s subsidiary, Pacific Premier Bank (the “Bank”).  Ms. Tellez has no special arrangements nor any related transaction with the Company or the Bank and qualifies as an “independent director.”

Ms. Tellez, 65, has served as the Chief Executive Officer and President of both Sterling Health Services Administration, Inc. and Sterling Self Insurance Administration since founding the companies in 2003 and 2010, respectively. Ms. Tellez previously served as the President of the health plans division of Health Net, Inc., an insurance provider that operated in seven states. She also has served as President of Prudential`s western healthcare operations, Chief Executive Officer of Blue Shield of California, Bay Region, and Regional Manager for Kaiser Permanente of Hawaii. Ms. Tellez serves on the boards of directors of HMS Holdings, Inc., (NASDAQ:HMSY) (“HMS”) and CorMedix (NYSE:CRMD). For HMS, Ms. Tellez chairs the Nominating and Governance Committee and also serves on the Audit and Compliance Committees. For CorMedix, Ms. Tellez chairs the board of directors as well as the Audit Committee. She also serves on several nonprofit organizations such as the Institute for Medical Quality and UC San Diego’s Ce

nter for Integrative Medicine. Ms. Tellez received her B.A. from Mills College and her M.S. in public administration from California State University, Hayward.

In connection with the appointment of Ms. Tellez, the Company’s and the Bank’s boards of directors were expanded to eight (8) members. Ms. Tellez will be eligible to receive compensation for her services as a director consistent with that provided to our other non-employee directors, as previously disclosed in our definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2015.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01 OTHER EVENTS

On October 7, 2015, the Company issued a press release announcing the appointment of Ms. Tellez as a director of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. In addition, on October 1, 2015, the Company hosted a conference call to discuss its proposed acquisition of Security California Bancorp, a California corporation (“SCB”). A copy of the conference call transcript is attached hereto as Exhibit 99.2. An archived version of the conference call webcast is available on the Investor Relations section of the Company’s website www.ppbi.com.

Information contained in Exhibits 99.1 and 99.2 shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available.

Forward Looking Statements

This Current Report on Form 8-K and the Exhibits hereto may contain forward-looking statements regarding the Company, the Bank, SCB, Security Bank of California, a California-chartered bank and wholly-owned subsidiary of SCB (“Security Bank”), as well as the proposed acquisition of SCB by the Company (the “Proposed Transaction”). These statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: the expected cost savings, synergies and other financial benefits from the acquisition might not be realized within the expected time frames or at all; governmental approval of the Proposed Transaction may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the Proposed Transaction; conditions to the closing of the Proposed Transaction may not be satisfied; the SCB shareholders may fail to approve the consummation of the Proposed Transaction and the shareholders of the Company may not approve the issuance of shares of the Company’s common stock in connection with the Proposed Transaction. Annualized, pro forma, projected and estimated numbers in this press release are used for illustrative purposes only, are not forecasts and may not reflect actual results.

The Company, the Bank, SCB and Security Bank undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Notice to Shareholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the Proposed Transaction, a registration statement on Form S-4 will be filed with the SEC by the Company. The registration statement will contain a joint proxy statement/prospectus to be distributed to the shareholders of SCB and the Company in connection with their vote on the acquisition or the issuance of the shares of common stock of the Company, respectively. SHAREHOLDERS OF SCB AND THE COMPANY ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint proxy statement/prospectus will be mailed to shareholders of SCB and the Company. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov. In addition, documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.ppbi.com or by writing PPBI at 17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614, Attention: Investor Relations, or by writing SCB at 3403 Tenth Street, Suite 830, Riverside, CA 92501, Attention: Corporate Secretary.

The directors, executive officers and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition. Information about the directors and executive officers of the Company is included in the proxy statement for its 2015 annual meeting of the Company’s shareholders, which was filed with the SEC on April 27, 2015. The directors, executive officers and certain other members of management and employees of SCB may also be deemed to be participants in the solicitation of proxies in favor of the acquisition from the shareholders of SCB. Information about the directors and executive officers of SCB will be included in the joint proxy statement/prospectus for the acquisition of SCB. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed acquisition of SCB when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release, dated October 7, 2015.
99.2	Pacific Premier Bancorp, Inc. Conference Call Transcript

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	October 7, 2015	By:	/s/ STEVEN GARDNER
Steven Gardner
President and Chief Executive Officer